Filed pursuant to Rule 497(a)
File No. 333-259455
Rule 482ad
Capital Southwest Corporation Prices Public Offering of $62.5 million
7.75% Notes due 2028

Dallas, Texas June 7, 2023 - Capital Southwest Corporation (NASDAQ: CSWC) (“Capital Southwest”) (rated Baa3, Stable Outlook by Moody’s) is pleased to announce that it has priced an underwritten public offering of $62.5 million in aggregate principal amount of 7.75% notes due 2028 (the “Notes”). The Notes will bear interest at a rate of 7.75% per year, payable quarterly on February 1, May 1, August 1, and November 1, beginning August 1, 2023. The Notes will mature on August 1, 2028 and may be redeemed in whole or in part at Capital Southwest’s option on or after August 1, 2025.

The Company also granted the underwriters a 30-day option to purchase up to an additional $9,375,000 in aggregate principal amount of Notes to cover overallotments, if any. The Notes are expected to be listed on the Nasdaq Global Select Market under the trading symbol “CSWCZ” within 30 days of issuance. The offering is expected to close on June 15, 2023, subject to customary closing conditions.

Capital Southwest intends to use the net proceeds from this offering to repay a portion of the outstanding indebtedness under its senior secured revolving credit facility.

Oppenheimer & Co. Inc., B. Riley Securities, Inc., Janney Montgomery Scott LLC and Ladenburg Thalmann & Co., Inc. are serving as joint book-running managers for this offering. InspereX LLC, William Blair & Company L.L.C. and ING Financial Markets LLC are acting as co-managers for this offering.

Investors should carefully consider, among other things, Capital Southwest’s investment objective and strategies and the risks related to Capital Southwest and the offering before investing. The pricing term sheet, dated June 7, 2023, the preliminary prospectus supplement, dated June 7, 2023, and the accompanying prospectus, dated October 29, 2021, included therein, which have been filed with the Securities and Exchange Commission (the “SEC”), contain this and other information about Capital Southwest and should be read carefully before investing.

To obtain a copy of the preliminary prospectus supplement for this offering and the accompanying prospectus, please contact: Oppenheimer & Co. Inc., Attention: Syndicate Prospectus Department, 85 Broad Street, 26th Floor, New York, NY 10004, by telephone at (212) 667-8055, or by email at FixedIncomeProspectus@opco.com.

The information in the pricing term sheet, the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed. The pricing term sheet, the preliminary prospectus supplement, the accompanying prospectus and this press release do not constitute offers to sell or the solicitation of offers to buy, nor will there be any sale of the Notes referred to in this press release, in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. A shelf registration statement relating to these securities is on file with, and has been declared effective by, the SEC (File No. 333-259455).

About Capital Southwest
Capital Southwest Corporation (Nasdaq: CSWC) is a Dallas, Texas-based, internally managed business development company with approximately $1.2 billion in investments at fair value as of March 31, 2023. Capital Southwest is a middle market lending firm focused on supporting the acquisition and growth of middle market businesses with $5 million to $35 million investments across the capital structure, including first lien, second lien and non-control equity co-investments. As a public company with a permanent capital base, Capital Southwest has the flexibility to be creative in its financing solutions and to invest to support the growth of its portfolio companies over long periods of time.
Forward-Looking Statements

This press release may contain certain forward-looking statements within the meaning of the federal securities laws, including statements with regard to Capital Southwest’s offering of the Notes, the expected net proceeds from the offering, the anticipated use of the net proceeds of the offering, and the expected impact of this offering on Capital Southwest’s financial results. Forward-looking statements are statements that are not historical statements and can often be identified by words such as “will,” “believe,” “expect” and similar expressions and variations or negatives of these words. These statements are based on management's current expectations, assumptions and beliefs. They are not guarantees of future results and are subject to numerous risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statement. These risks include risks related to: changes in the markets in which Capital Southwest invests; changes in the financial, capital, and lending markets; changes in the interest rate environment and its impact on Capital Southwest’s business and its portfolio companies; regulatory changes; tax treatment; Capital Southwest’s ability to operate its wholly owned subsidiary, Capital Southwest SBIC I, LP, as a small business investment company; an economic downturn and its impact on the ability of Capital Southwest’s portfolio companies to operate and the investment opportunities available to it; the impact of supply chain constraints and labor shortages on Capital Southwest’s portfolio companies; and the elevated levels of inflation and its impact on Capital Southwest’s portfolio companies and the industries in which it invests.  Readers should not place undue reliance on any forward-looking statements and are encouraged to review the preliminary prospectus supplement, the accompanying prospectus and Capital Southwest’s other SEC filings for a more complete discussion of the risks and other factors that could affect any forward-looking statements. Except as required by the federal securities laws, Capital Southwest does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changing circumstances or any other reason after the date of this press release.

Investor Relations Contact:
Michael S. Sarner, Chief Financial Officer
214-884-3829